UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2013

CORPORATE RESOURCE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 11th Floor, New York, NY 10038

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646)-443-2380

                                                     None

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01.  Other Events

On January 9, 2013, Corporate Resource Services, Inc., a Delaware corporation (the “Company”), issued a press release announcing that it closed on its acquisition of Personally Yours Staffing, Inc.  The effective date for the acquisition was January 3, 2013.  Terms of the transaction were not disclosed. Established in 1986, Personally Yours Staffing, Inc. specializes in recruiting candidates to fill its clients’ temporary, temporary-to-hire and direct hire positions, which include Accounting, Information Technology, Human Resources, Administrative, Clerical, Customer Service and Call Center personnel.  Personally Yours Staffing operates three offices in Dade, Broward and Palm Beach counties and services clients throughout the United States.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

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(d)	Exhibits

99.1	Press Release of Corporate Resource Services, Inc. dated January 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ John P. Messina
Name	John P. Messina
Title	Chief Executive Officer

Date:  January 16, 2013